EXHIBIT 10.1




         AMENDMENT NO. 1 TO AMENDED AND RESTATED PLEDGE AGREEMENT


                                             AMENDMENT NO. 1, dated as of May
25, 1994, to the AMENDED AND RESTATED PLEDGE AGREEMENT, dated as of April 7, 1994 (the "Pledge Agreement"), made by Lomas Mortgage USA, Inc. ("Pledgor") to Lehman Brothers Special Financing Inc. ("Pledgee"). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pledge Agreement.

                                             WHEREAS, Pledgor has entered
into the Pledge Agreement with Pledgee and has agreed to pledge and deliver any collateral that Pledgor is required to deliver to secure its obligations under the Agreement or any Swap Transaction pursuant to the terms of the Pledge Agreement; and

                                             WHEREAS, Pledgor and Pledgee now
wish to amend the Pledge Agreement;

                                             NOW, THEREFORE, for due
consideration, the receipt and sufficiency of which are hereby acknowledged by Pledgor and Pledgee, the Pledgor and the Pledgee agree that Exhibit A of the Pledge Agreement, and consequently the definitions of "Mortgage Notes" and "Mortgage Servicing Collateral" in the Pledge Agreement, shall be amended by (i) adding the mortgage notes which are described by Pool Number on Annex I hereto and (ii) upon Pledgor's pledge of the Third Mortgage Servicing Collateral as described in the letter agreement (the "Letter Agreement") dated the date hereof between the Pledgor and the Pledgee, by adding the mortgage notes which are described by pool number on an Annex 2 hereto delivered to Pledgee substantially in the form of Annex 1 hereto.

                                             As amended by this Amendment No.
1, the Pledge Agreement is in all respects ratified and confirmed and the Agreement (as supplemented by Confirmations of Swap Transactions and amended by the Letter Agreement) and the Pledge Agreement (as supplemented by Confirmations of Swap Transactions and as amended by this Amendment No. 1) will form a single agreement between Pledgor and Pledgee.

                                             IN WITNESS WHEREOF, Pledgor has
caused this Amendment No. 1 to be duly executed and delivered on the day and year first above written.

                                               LOMAS MORTGAGE USA, INC.


                                               By:   /s/PAUL D. FLETCHER
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                                               Title:  Senior Vice President
and
                                               Assistant Treasurer
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